UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2026, at the Henry Schein, Inc. (the “Company”) 2026 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders considered: (1) a proposal to consider approval of the election of ten incumbent directors of the Company for terms expiring in 2027; (2) a proposal to consider approval, by non-binding vote, of the 2025 compensation paid to the Company’s Named Executive Officers (as defined in the proxy statement) (commonly known as a “say-on-pay” proposal); (3) a proposal to consider the ratification of the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2026; and (4) a proposal to consider approval, by non-binding vote, of a shareholder proposal to Govern by Majority Vote. The voting results at the Annual Meeting, with respect to each of the matters described above, are set forth below.

1.	The ten incumbent directors of the Company were elected to serve for terms expiring in 2027 based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Mohamad Ali	102,451,460	776,720	120,956	5,933,309
William K. “Dan” Daniel	99,760,754	3,561,487	26,895	5,933,309
Deborah Derby	102,226,374	1,032,737	90,025	5,933,309
Carole T. Faig	103,187,930	106,503	54,703	5,933,309
Kurt P. Kuehn	102,824,264	496,439	28,433	5,933,309
Philip A. Laskawy	97,174,831	6,158,597	15,708	5,933,309
Max Lin	79,900,114	23,411,010	38,012	5,933,309
Frederick M. Lowery	103,001,977	332,786	14,373	5,933,309
Anne H. Margulies	103,199,853	93,763	55,520	5,933,309
Reed V. Tuckson, M.D., FACP	103,198,021	107,489	43,626	5,933,309

2.	The 2025 compensation paid to the Company’s Named Executive Officers, commonly known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
101,159,461	2,110,298	79,377	5,933,309

3.	The selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2026 was ratified based upon the following votes:

For	Against	Abstain
107,298,836	1,805,825	177,784

4.	The shareholder proposal to Govern by Majority Vote was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
59,487,608	43,707,406	154,122	5,933,309

Item 7.01.	Regulation FD.

On May 22, 2026, the Company issued a press release (the “Press Release”) announcing the election of William K. “Dan” Daniel as Independent Chairman of the Company’s Board of Directors. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and the Press Release attached as Exhibit 99.1 are considered furnished to the Securities and Exchange Commission and are not deemed filed for purposes of Section 18 of the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated May 22, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)

Date: May 22, 2026	By:	/s/ Kelly Murphy
Kelly Murphy
Senior Vice President and General Counsel